AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts	Three Months Ended			Twelve Months Ended
Unaudited	December 31,		Percent	December 31,		Percent
	2017	2016	Change	2017	2016	Change
Operating Revenues
Service	$36,225	$37,369	-3.1%	$145,597	$148,884	-2.2%
Equipment	5,451	4,472	21.9%	14,949	14,902	0.3%
Total Operating Revenues	41,676	41,841	-0.4%	160,546	163,786	-2.0%

Operating Expenses
Cost of services and sales
Equipment	6,532	5,667	15.3%	18,709	18,757	-0.3%
Broadcast, programming and operations	6,003	5,612	7.0%	21,159	19,851	6.6%
Other cost of services (exclusive of depreciation and amortization shown separately below)	9,797	9,840	-0.4%	37,511	38,276	-2.0%
Selling, general and administrative	10,000	9,984	0.2%	34,917	36,347	-3.9%
Asset abandonment and impairments	2,914	361	-%	2,914	361	-%
Depreciation and amortization	6,071	6,129	-0.9%	24,387	25,847	-5.6%
Total Operating Expenses	41,317	37,593	9.9%	139,597	139,439	0.1%
Operating Income	359	4,248	-91.5%	20,949	24,347	-14.0%
Interest Expense	(1,926)	(1,221)	57.7%	(6,300)	(4,910)	28.3%
Equity in Net Income (Loss) of Affiliates	20	41	-51.2%	(128)	98	-%
Other Income (Expense) - Net	264	123	-%	618	277	-%
Income (Loss) Before Income Taxes	(1,283)	3,191	-%	15,139	19,812	-23.6%
Income Tax (Benefit) Expense	(20,419)	676	-%	(14,708)	6,479	-%
Net Income	19,136	2,515	-%	29,847	13,333	-%
Less: Net Income Attributable to Noncontrolling Interest	(99)	(78)	26.9%	(397)	(357)	11.2%
Net Income Attributable to AT&T	$19,037	$2,437	-%	$29,450	$12,976	-%

Basic Earnings Per Share Attributable to AT&T	$3.08	$0.39	-%	$4.77	$2.10	-%
Weighted Average Common Shares Outstanding (000,000)	6,163	6,161	-%	6,164	6,168	-0.1%

Diluted Earnings Per Share Attributable to AT&T	$3.08	$0.39	-%	$4.76	$2.10	-%
Weighted Average Common Shares Outstanding with Dilution (000,000)	6,182	6,181	-%	6,183	6,189	-0.1%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Dec. 31,	Dec. 31,
	2017	2016
Assets
Current Assets
Cash and cash equivalents	$50,498	$5,788
Accounts receivable - net of allowances for doubtful accounts of $663 and $661	16,522	16,794
Prepaid expenses	1,369	1,555
Other current assets	10,757	14,232
Total current assets	79,146	38,369
Property, Plant and Equipment - Net	125,222	124,899
Goodwill	105,449	105,207
Licenses	96,136	94,176
Customer Lists and Relationships - Net	10,676	14,243
Other Intangible Assets - Net	7,464	8,441
Investments in Equity Affiliates	1,560	1,674
Other Assets	18,444	16,812
Total Assets	$444,097	$403,821

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$38,374	$9,832
Accounts payable and accrued liabilities	34,470	31,138
Advanced billing and customer deposits	4,213	4,519
Accrued taxes	1,262	2,079
Dividends payable	3,070	3,008
Total current liabilities	81,389	50,576
Long-Term Debt	125,972	113,681
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	43,207	60,128
Postemployment benefit obligation	31,775	33,578
Other noncurrent liabilities	19,747	21,748
Total deferred credits and other noncurrent liabilities	94,729	115,454
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	89,563	89,604
Retained earnings	52,029	34,734
Treasury stock	(12,714)	(12,659)
Accumulated other comprehensive income	5,488	4,961
Noncontrolling interest	1,146	975
Total stockholders' equity	142,007	124,110
Total Liabilities and Stockholders' Equity	$444,097	$403,821

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions	Year Ended
Unaudited	December 31,
	2017	2016
Operating Activities
Net income	$29,847	$13,333
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	24,387	25,847
Undistributed loss (earnings) from investments in equity affiliates	174	(37)
Provision for uncollectible accounts	1,642	1,474
Deferred income tax (benefit) expense	(15,940)	2,947
Net (gain) loss from sale of investments, net of impairments	(282)	(169)
Actuarial loss (gain) on pension and postretirement benefits	1,258	1,024
Asset abandonments and impairments	2,914	361
Changes in operating assets and liabilities:
Accounts receivable	(986)	(1,003)
Other current assets	(777)	1,708
Accounts payable and other accrued liabilities	816	118
Equipment installment receivables and related sales	(263)	(576)
Deferred fulfillment costs	(1,422)	(2,359)
Retirement benefit funding	(1,066)	(910)
Other - net	(1,151)	(2,414)
Total adjustments	9,304	26,011
Net Cash Provided by Operating Activities	39,151	39,344

Investing Activities
Capital expenditures:
Purchase of property and equipment	(20,647)	(21,516)
Interest during construction	(903)	(892)
Acquisitions, net of cash acquired	1,123	(2,959)
Dispositions	59	646
(Purchases) sales of securities, net	(4)	506
Other	1	-
Net Cash Used in Investing Activities	(20,371)	(24,215)

Financing Activities
Issuance of long-term debt	48,793	10,140
Repayment of long-term debt	(12,339)	(10,823)
Purchase of treasury stock	(463)	(512)
Issuance of treasury stock	33	146
Dividends paid	(12,038)	(11,797)
Other	1,944	(1,616)
Net Cash Provided by (Used in) Financing Activities	25,930	(14,462)
Net increase in cash and cash equivalents	44,710	667
Cash and cash equivalents beginning of year	5,788	5,121
Cash and Cash Equivalents End of Year	$50,498	$5,788

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts	Three Months Ended			Twelve Months Ended
Unaudited	December 31,		Percent	December 31,		Percent
	2017	2016	Change	2017	2016	Change
Capital expenditures
Purchase of property and equipment	$4,891	$6,233	-21.5%	$20,647	$21,516	-4.0%
Interest during construction	$185	$223	-17.0%	$903	$892	1.2%

Dividends Declared per Share	$0.50	$0.49	2.0%	$1.97	$1.93	2.1%

End of Period Common Shares Outstanding (000,000)				6,139	6,139	-%
Debt Ratio				53.6%	49.9%	370	BP
Total Employees				254,000	268,540	-5.4%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				December 31,		Percent
				2017	2016	Change
Wireless Subscribers
Domestic				141,567	134,859	5.0%
Mexico				15,099	11,973	26.1%
Total Wireless Subscribers				156,666	146,832	6.7%

Total Branded Wireless Subscribers				108,105	103,011	4.9%

Video Connections
Domestic				25,270	25,560	-1.1%
PanAmericana				8,270	7,206	14.8%
Brazil				5,359	5,249	2.1%
Total Video Connections				38,899	38,015	2.3%

Broadband Connections
IP				14,487	13,864	4.5%
DSL				1,232	1,741	-29.2%
Total Broadband Connections				15,719	15,605	0.7%

Voice Connections
Network Access Lines				11,753	13,986	-16.0%
U-verse VoIP Connections				5,682	5,787	-1.8%
Total Retail Consumer Voice Connections				17,435	19,773	-11.8%

	Three Months Ended			Twelve Months Ended
	December 31,		Percent	December 31,		Percent
	2017	2016	Change	2017	2016	Change
Wireless Net Additions
Domestic	2,741	1,522	80.1%	9,427	6,196	52.1%
Mexico	1,320	1,275	3.5%	3,126	3,289	-5.0%
Total Wireless Net Additions	4,061	2,797	45.2%	12,553	9,485	32.3%

Total Branded Wireless Net Additions	2,029	2,221	-8.6%	4,811	6,102	-21.2%

Video Net Additions
Domestic	160	239	-33.1%	(291)	136	-%
PanAmericana	69	67	3.0%	232	140	65.7%
Brazil	70	(88)	-%	(190)	(195)	2.6%
Total Video Net Additions	299	218	37.2%	(249)	81	-%

Broadband Net Additions
IP	103	149	-30.9%	623	596	4.5%
DSL	(99)	(162)	38.9%	(509)	(769)	33.8%
Total Broadband Net Additions	4	(13)	-%	114	(173)	-%

BUSINESS SOLUTIONS

The Business Solutions segment provides services to business customers, including multinational companies; governmental and wholesale customers; and individual subscribers who purchase wireless services through employer-sponsored plans. We provide advanced IP-based services including Virtual Private Networks (VPN); Ethernet-related products and broadband, collectively referred to as strategic business services; as well as traditional data and voice products. We utilize our wireless and wired networks (referred to as “wired” or “wireline”) to provide a complete communications solution to our business customers.

Segment Results
Dollars in millions	Three Months Ended				Twelve Months Ended
Unaudited	December 31,		Percent		December 31,		Percent
	2017	2016	Change		2017	2016	Change
Segment Operating Revenues
Wireless service	$7,933	$7,982	-0.6%		$31,902	$31,850	0.2%
Fixed strategic services	3,138	2,962	5.9%		12,227	11,431	7.0%
Legacy voice and data services	3,359	3,793	-11.4%		13,931	16,370	-14.9%
Other service and equipment	938	947	-1.0%		3,451	3,566	-3.2%
Wireless equipment	3,022	2,349	28.7%		7,895	7,771	1.6%
Total Segment Operating Revenues	18,390	18,033	2.0%		69,406	70,988	-2.2%

Segment Operating Expenses
Operations and support expenses	12,207	11,746	3.9%		42,929	44,330	-3.2%
Depreciation and amortization	2,354	2,264	4.0%		9,326	9,832	-5.1%
Total Segment Operating Expenses	14,561	14,010	3.9%		52,255	54,162	-3.5%
Segment Operating Income	3,829	4,023	-4.8%		17,151	16,826	1.9%
Equity in Net Income (Loss) of Affiliates	(1)	-	-%		(1)	-	-%
Segment Contribution	$3,828	$4,023	-4.8%		$17,150	$16,826	1.9%

Segment Operating Income Margin	20.8%	22.3%			24.7%	23.7%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					December 31,		Percent
					2017	2016	Change
Business Solutions Wireless Subscribers
Postpaid/Branded					51,811	50,688	2.2%
Reseller					87	65	33.8%
Connected Devices					38,534	30,649	25.7%
Total Business Solutions Wireless Subscribers					90,432	81,402	11.1%

Business Solutions IP Broadband Connections					1,025	977	4.9%

	Three Months Ended				Twelve Months Ended
	December 31,		Percent		December 31,		Percent
	2017	2016	Change		2017	2016	Change
Business Solutions Wireless Net Additions
Postpaid/Branded	221	250	-11.6%		147	759	-80.6%
Reseller	4	1	-%		7	(33)	-%
Connected Devices	2,624	1,263	-%		9,639	5,330	80.8%
Total Business Solutions Wireless Net Additions	2,849	1,514	88.2%		9,793	6,056	61.7%

Business Solutions Wireless Postpaid Churn	1.08%	1.11%	-3	BP	1.04%	1.00%	4	BP

Business Solutions IP Broadband Net Additions	7	14	-50.0%		48	66	-27.3%

ENTERTAINMENT GROUP

The Entertainment Group segment provides video, internet, voice communication, and interactive and targeted advertising services to customers located in the U.S. or in U.S. territories. We utilize our copper and IP-based wired network and/or our satellite technology.

Segment Results
Dollars in millions	Three Months Ended			Twelve Months Ended
Unaudited	December 31,		Percent	December 31,		Percent
	2017	2016	Change	2017	2016	Change
Segment Operating Revenues
Video entertainment	$9,355	$9,567	-2.2%	$36,728	$36,460	0.7%
High-speed internet	1,890	1,910	-1.0%	7,674	7,472	2.7%
Legacy voice and data services	910	1,104	-17.6%	3,920	4,829	-18.8%
Other service and equipment	590	625	-5.6%	2,376	2,534	-6.2%
Total Segment Operating Revenues	12,745	13,206	-3.5%	50,698	51,295	-1.2%

Segment Operating Expenses
Operations and support expenses	10,308	10,463	-1.5%	39,420	39,338	0.2%
Depreciation and amortization	1,367	1,381	-1.0%	5,623	5,862	-4.1%
Total Segment Operating Expenses	11,675	11,844	-1.4%	45,043	45,200	-0.3%
Segment Operating Income	1,070	1,362	-21.4%	5,655	6,095	-7.2%
Equity in Net Income (Loss) of Affiliates	(7)	8	-%	(30)	9	-%
Segment Contribution	$1,063	$1,370	-22.4%	$5,625	$6,104	-7.8%

Segment Operating Income Margin	8.4%	10.3%		11.2%	11.9%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				December 31,		Percent
				2017	2016	Change
Video Connections
Satellite				20,458	21,012	-2.6%
U-verse				3,631	4,253	-14.6%
DIRECTV NOW				1,155	267	-%
Total Video Connections				25,244	25,532	-1.1%

Broadband Connections
IP				13,462	12,888	4.5%
DSL				888	1,291	-31.2%
Total Broadband Connections				14,350	14,179	1.2%

Voice Connections
Retail Consumer Switched Access Lines				4,774	5,853	-18.4%
U-verse Consumer VoIP Connections				5,222	5,425	-3.7%
Total Retail Consumer Voice Connections				9,996	11,278	-11.4%

	Three Months Ended			Twelve Months Ended
	December 31,		Percent	December 31,		Percent
	2017	2016	Change	2017	2016	Change
Video Net Additions
Satellite	(147)	235	-%	(554)	1,228	-%
U-verse	(60)	(262)	77.1%	(622)	(1,361)	54.3%
DIRECTV NOW	368	267	37.8%	888	267	-%
Total Video Net Additions	161	240	-32.9%	(288)	134	-%

Broadband Net Additions
IP	95	136	-30.1%	574	532	7.9%
DSL	(76)	(133)	42.9%	(403)	(639)	36.9%
Total Broadband Net Additions	19	3	-%	171	(107)	-%

CONSUMER MOBILITY

The Consumer Mobility segment provides nationwide wireless service to consumers and wholesale and resale wireless subscribers located in the U.S. or in U.S. territories. We utilize our U.S. wireless network to provide voice and data services, including high-speed internet, video, and home monitoring services.

Segment Results
Dollars in millions	Three Months Ended				Twelve Months Ended
Unaudited	December 31,		Percent		December 31,		Percent
	2017	2016	Change		2017	2016	Change
Segment Operating Revenues
Service	$6,409	$6,731	-4.8%		$26,053	$27,536	-5.4%
Equipment	1,864	1,688	10.4%		5,499	5,664	-2.9%
Total Segment Operating Revenues	8,273	8,419	-1.7%		31,552	33,200	-5.0%

Segment Operating Expenses
Operations and support expenses	5,367	5,316	1.0%		18,966	19,659	-3.5%
Depreciation and amortization	886	918	-3.5%		3,507	3,716	-5.6%
Total Segment Operating Expenses	6,253	6,234	0.3%		22,473	23,375	-3.9%
Segment Operating Income	2,020	2,185	-7.6%		9,079	9,825	-7.6%
Equity in Net Income of Affiliates	-	-	-%		-	-	-%
Segment Contribution	$2,020	$2,185	-7.6%		$9,079	$9,825	-7.6%

Segment Operating Income Margin	24.4%	26.0%			28.8%	29.6%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					December 31,		Percent
					2017	2016	Change
Consumer Mobility Subscribers
Postpaid					26,064	27,095	-3.8%
Prepaid					15,335	13,536	13.3%
Branded					41,399	40,631	1.9%
Reseller					9,279	11,884	-21.9%
Connected Devices					457	942	-51.5%
Total Consumer Mobility Subscribers					51,135	53,457	-4.3%

	Three Months Ended				Twelve Months Ended
	December 31,		Percent		December 31,		Percent
	2017	2016	Change		2017	2016	Change
Consumer Mobility Net Additions
Postpaid	320	270	18.5%		447	359	24.5%
Prepaid[1]	140	406	-65.5%		1,013	1,575	-35.7%
Branded	460	676	-32.0%		1,460	1,934	-24.5%
Reseller	(533)	(673)	20.8%		(1,878)	(1,813)	-3.6%
Connected Devices[1]	(35)	5	-%		52	19	-%
Total Consumer Mobility Net Additions	(108)	8	-%		(366)	140	-%

Total Churn	2.48%	2.43%	5	BP	2.36%	2.15%	21	BP
Postpaid Churn	1.18%	1.25%	-7	BP	1.17%	1.19%	-2	BP
[1]Effective July 1, 2017 we prospectively reclassified prepaid internet of things (IoT) connections from connected devices to prepaid.

INTERNATIONAL

The International segment provides entertainment services in Latin America and wireless services in Mexico. Video entertainment services are provided to primarily residential customers using satellite technology. We utilize our regional and national wireless networks in Mexico to provide consumer and business customers with wireless data and voice communication services. Our international subsidiaries conduct business in their local currency and operating results are converted to U.S. dollars using official exchange rates.

Segment Results
Dollars in millions	Three Months Ended			Twelve Months Ended
Unaudited	December 31,		Percent	December 31,		Percent
	2017	2016	Change	2017	2016	Change
Segment Operating Revenues
Video entertainment	$1,391	$1,261	10.3%	$5,456	$4,910	11.1%
Wireless service	501	477	5.0%	2,047	1,905	7.5%
Wireless equipment	323	171	88.9%	766	468	63.7%
Total Segment Operating Revenues	2,215	1,909	16.0%	8,269	7,283	13.5%

Segment Operating Expenses
Operations and support expenses	1,936	1,879	3.0%	7,404	6,830	8.4%
Depreciation and amortization	313	298	5.0%	1,218	1,166	4.5%
Total Segment Operating Expenses	2,249	2,177	3.3%	8,622	7,996	7.8%
Segment Operating Income (Loss)	(34)	(268)	87.3%	(353)	(713)	50.5%
Equity in Net Income of Affiliates	25	28	-10.7%	87	52	67.3%
Segment Contribution	$(9)	$(240)	96.3%	$(266)	$(661)	59.8%

Segment Operating Income Margin	(1.5)%	(14.0)%		(4.3)%	(9.8)%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				December 31,		Percent
				2017	2016	Change
Mexican Wireless Subscribers
Postpaid				5,498	4,965	10.7%
Prepaid				9,397	6,727	39.7%
Branded				14,895	11,692	27.4%
Reseller				204	281	-27.4%
Total Mexican Wireless Subscribers				15,099	11,973	26.1%

Latin America Satellite Subscribers
PanAmericana				8,270	7,206	14.8%
SKY Brazil				5,359	5,249	2.1%
Total Latin America Satellite Subscribers				13,629	12,455	9.4%

	Three Months Ended			Twelve Months Ended
	December 31,		Percent	December 31,		Percent
	2017	2016	Change	2017	2016	Change
Mexican Wireless Net Additions
Postpaid	182	233	-21.9%	533	677	-21.3%
Prepaid	1,166	1,062	9.8%	2,670	2,732	-2.3%
Branded	1,348	1,295	4.1%	3,203	3,409	-6.0%
Reseller	(28)	(20)	-40.0%	(77)	(120)	35.8%
Total Mexican Wireless Net Additions	1,320	1,275	3.5%	3,126	3,289	-5.0%

Latin America Satellite Net Additions
PanAmericana	69	67	3.0%	232	140	65.7%
SKY Brazil	70	(88)	-%	(190)	(195)	2.6%
Total Latin America Satellite Net Additions	139	(21)	-%	42	(55)	-%

SUPPLEMENTAL OPERATING INFORMATION - AT&T MOBILITY

As a supplemental discussion of our operating results, for comparison purposes, we are providing a view of our combined domestic wireless operations (AT&T Mobility).

Operating Results
Dollars in millions	Three Months Ended				Twelve Months Ended
Unaudited	December 31,		Percent		December 31,		Percent
	2017	2016	Change		2017	2016	Change
Operating Revenues
Service	$14,342	$14,713	-2.5%		$57,955	$59,386	-2.4%
Equipment	4,886	4,037	21.0%		13,394	13,435	-0.3%
Total Operating Revenues	19,228	18,750	2.5%		71,349	72,821	-2.0%

Operating Expenses
Operations and support expenses	12,947	12,064	7.3%		43,255	43,886	-1.4%
Depreciation and amortization	2,028	2,048	-1.0%		8,027	8,292	-3.2%
Total Operating Expenses	14,975	14,112	6.1%		51,282	52,178	-1.7%
Operating Income	$4,253	$4,638	-8.3%		$20,067	$20,643	-2.8%

Operating Income Margin	22.1%	24.7%			28.1%	28.3%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					December 31,		Percent
					2017	2016	Change
AT&T Mobility Subscribers
Postpaid					77,875	77,783	0.1%
Prepaid					15,335	13,536	13.3%
Branded					93,210	91,319	2.1%
Reseller					9,366	11,949	-21.6%
Connected Devices					38,991	31,591	23.4%
Total AT&T Mobility Subscribers					141,567	134,859	5.0%

Domestic Licensed POPs (000,000)					326	322	1.2%

	Three Months Ended				Twelve Months Ended
	December 31,		Percent		December 31,		Percent
	2017	2016	Change		2017	2016	Change
AT&T Mobility Net Additions
Postpaid	541	520	4.0%		594	1,118	-46.9%
Prepaid[1]	140	406	-65.5%		1,013	1,575	-35.7%
Branded	681	926	-26.5%		1,607	2,693	-40.3%
Reseller	(529)	(672)	21.3%		(1,871)	(1,846)	-1.4%
Connected Devices[1]	2,589	1,268	-%		9,691	5,349	81.2%
Total AT&T Mobility Net Additions	2,741	1,522	80.1%		9,427	6,196	52.1%
M&A Activity, Partitioned Customers and Other Adjustments	-	(1)	-%		(2,719)	23	-%

Total Churn	1.38%	1.71%	-33	BP	1.36%	1.48%	-12	BP
Postpaid Churn	1.12%	1.16%	-4	BP	1.08%	1.07%	1	BP
[1]Effective July 1, 2017 we prospectively reclassified prepaid internet of things (IoT) connections from connected devices to prepaid.

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited

December 31, 2017
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$18,390	$12,207	$6,183	$2,354	$3,829	$(1)	$3,828
Entertainment Group	12,745	10,308	2,437	1,367	1,070	(7)	1,063
Consumer Mobility	8,273	5,367	2,906	886	2,020	-	2,020
International	2,215	1,936	279	313	(34)	25	(9)
Segment Total	41,623	29,818	11,805	4,920	6,885	$17	$6,902
Corporate and Other	207	157	50	18	32
Acquisition-related items	-	176	(176)	1,100	(1,276)
Certain Significant items	(154)	5,095	(5,249)	33	(5,282)
AT&T Inc.	$41,676	$35,246	$6,430	$6,071	$359

December 31, 2016
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$18,033	$11,746	$6,287	$2,264	$4,023	$-	$4,023
Entertainment Group	13,206	10,463	2,743	1,381	1,362	8	1,370
Consumer Mobility	8,419	5,316	3,103	918	2,185	-	2,185
International	1,909	1,879	30	298	(268)	28	(240)
Segment Total	41,567	29,404	12,163	4,861	7,302	$36	$7,338
Corporate and Other	284	233	51	11	40
Acquisition-related items	-	385	(385)	1,228	(1,613)
Certain Significant items	(10)	1,442	(1,452)	29	(1,481)
AT&T Inc.	$41,841	$31,464	$10,377	$6,129	$4,248

Twelve Months Ended
Dollars in millions
Unaudited

December 31, 2017
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$69,406	$42,929	$26,477	$9,326	$17,151	$(1)	$17,150
Entertainment Group	50,698	39,420	11,278	5,623	5,655	(30)	5,625
Consumer Mobility	31,552	18,966	12,586	3,507	9,079	-	9,079
International	8,269	7,404	865	1,218	(353)	87	(266)
Segment Total	159,925	108,719	51,206	19,674	31,532	$56	$31,588
Corporate and Other	864	554	310	72	238
Acquisition-related items	-	798	(798)	4,608	(5,406)
Certain Significant items	(243)	5,139	(5,382)	33	(5,415)
AT&T Inc.	$160,546	$115,210	$45,336	$24,387	$20,949

December 31, 2016
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Business Solutions	$70,988	$44,330	$26,658	$9,832	$16,826	$-	$16,826
Entertainment Group	51,295	39,338	11,957	5,862	6,095	9	6,104
Consumer Mobility	33,200	19,659	13,541	3,716	9,825	-	9,825
International	7,283	6,830	453	1,166	(713)	52	(661)
Segment Total	162,766	110,157	52,609	20,576	32,033	$61	$32,094
Corporate and Other	1,043	1,173	(130)	65	(195)
Acquisition-related items	-	1,203	(1,203)	5,177	(6,380)
Certain Significant items	(23)	1,059	(1,082)	29	(1,111)
AT&T Inc.	$163,786	$113,592	$50,194	$25,847	$24,347